UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  May 18, 2005


                  M  POWER  ENTERTAINMENT  INC.
      (Exact name of registrant as specified in its charter)


              Delaware                000-22057          76-0513297
     (State or other jurisdiction    (Commission       (IRS Employer
           of incorporation)         File Number)     Identification No.)


       432 Park Avenue South, 2nd Floor, New York, NY 10016
             (Address of principal executive offices)


Registrant's telephone number, including area code: (646) 437-3614


                   GK Intelligent Systems, Inc.
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             FORM 8-K

Section 5 - Corporate Governance and Management

Item 5.03  Amendment to Articles of Incorporation or Bylaws;
           Change in Fiscal Year

     We have filed with the State of Delaware an amendment to our Certificate of Incorporation changing our corporate name from GK Intelligent Systems, Inc. to M Power Entertainment Inc., effective May 18, 2005. This amendment was ratified on May 10, 2005 by the unanimous written consent of our Board of Directors and by stockholders holding a majority of our outstanding shares of common stock, also by written consent on February 21, 2005.

Section 8 - Other Events

Item 8.01   Other Events

     Also on May 10, 2005, our Board of Directors ratified by unanimous written consent a proposal to effect a reverse stock split of our authorized and issued common stock on a one share for two hundred shares basis (1:200). The reverse stock split was also approved by the written consent of stockholders holding a majority of our outstanding shares of common stock on February 21, 2005. In lieu of issuing fractional shares, we will paid $0.25 for any fraction of a shares resulting from the split. The split became effective at the opening of business on May 18, 2005. Following the reverse stock split, our total outstanding shares of common stock was reduced to 1,374,759 shares. Also effective on May 18, 2005, our trading symbol on the Over the Counter Bulletin Board was changed from "GKIG" to "MPWE."

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

       (c)  Exhibits

        Exhibit No.   Description

           3.1        Certificate of Amendment of Certificate of Incorporation

          99.1 Press Release dated May 17, 2005 announcing change in corporate name

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. We caution the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    M POWER ENTERTAINMENT INC.


Date:  May 19, 2005          By    /S/ Gary F. Kimmons
                                   ----------------------------------------
                                   Gary F. Kimmons
                                   President and Chief Executive Officer